                                                                     EXHIBIT (O)


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1997-2 Monthly Statement
                      Class A Certificate CUSIP #25466KBF5
                      Class B Certificate CUSIP #25466KBG3


Trust Distribution Date: April 15, 1998        Due Period Ending: March 31, 1998

Pursuant to the Series Supplement dated as of October 15, 1997 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due
     Period (per $1000 of Class Initial Investor Interest)

          Series  1997-2                                                       Total                Interest          Principal
             Class A      30 days at 6.792000000%                       $5.660000000            $5.660000000       $0.000000000

             Class B      30 days at 6.087500000%                       $5.072916667            $5.072916667       $0.000000000

2.   Principal Receivables at the end of the Due
     Period

     (a)  Aggregate Investor Interest                                                                        $16,936,325,676.00
          Seller Interest                                                                                     $2,389,177,999.72

          Total Master Trust                                                                                 $19,325,503,675.72


     (b)  Group One Investor Interest                                                                        $14,386,325,676.00

     (c)  Group Two Investor Interest                                                                         $2,550,000,000.00

     (d)  Series 1997-2 Investor Interest                                                                       $526,316,000.00

     (e)  Class A Investor Interest                                                                             $500,000,000.00

          Class B Investor Interest                                                                              $26,316,000.00

3.   Allocation of Receivables Collected During the
     Due Period

                                                                      Finance Charge               Principal              Yield
                                                                         Collections             Collections        Collections

     (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation                              $277,319,470.48       $2,348,983,679.25              $0.00

          Seller                                                      $45,107,538.56         $382,075,126.99              $0.00

     (b)  Group One Allocation                                       $235,565,172.82       $1,995,311,563.84              $0.00

     (c)  Group Two Allocation                                        $41,754,297.66         $353,672,115.41              $0.00

     (d)  Series 1997-2 Allocations                                    $8,608,801.14          $72,919,270.13              $0.00

     (e)  Class A Allocations                                          $8,189,646.03          $69,368,893.68              $0.00

          Class B Allocations                                            $419,155.11           $3,550,376.45              $0.00

4.   Information Concerning the Series
     Principal Funding Accounts ("SPFA")

                                          Deposits into the
                                                 SPFAs This                     SPFA         Deposit Deficit         Investment
                                                 Due Period                  Balance                  Amount             Income

          Series 1997-2                               $0.00                    $0.00                    0.00              $0.00

5.   Information Concerning Amount of
     Controlled Liquidation Payments

                                                                                                                 Total Payments
                     Amount Paid                  PSA Index                  Monthly          Deficit Amount       Through This
                  This Due Period                     Rate*       Amortization Rate*         This Due Period         Due Period

          Class A        $0.00                          N/A                      N/A                   $0.00              $0.00

          Class B        $0.00                          N/A                      N/A                   $0.00              $0.00

     *Rates are only applicable during
     the Class A Controlled Liquidation
     Period.

6.   Information Concerning the Series
     Interest Funding Accounts ("SIFA")
                                                                                           Deposits Into the
                                                                                                  SIFAs This
                                                                                                  Due Period       SIFA Balance

          Series 1997-2                                                                        $2,963,498.88              $0.00

7.   Pool Factors

                                                                                                                This Due Period

          Class A                                                                                                    1.00000000

          Class B                                                                                                    1.00000000

8.   Investor Charged-Off Amount

                                                                                                                     Cumulative
                                                                                                                Investor Charged-Off
                                                                                             This Due Period             Amount

     (a)  Group One                                                                           $92,397,088.58              $0.00

     (b)  Group Two                                                                           $16,377,529.39              $0.00

     (c)  Series 1997-2                                                                        $3,376,679.80              $0.00

     (d)  Class A                                                                              $3,212,272.17              $0.00

          Class B                                                                                $164,407.63              $0.00

9.   Investor Losses This Due Period

                                                                                                                  Per $1,000 of
                                                                                                              Original Invested
                                                                                                       Total          Principal

     (a)  Group One                                                                                    $0.00              $0.00

     (b)  Group Two                                                                                    $0.00              $0.00

     (c)  Series 1997-2                                                                                $0.00              $0.00

     (d)  Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

10.  Reimbursement of Investor Losses This Due Period

                                                                                                                  Per $1,000 of
                                                                                                              Original Invested
                                                                                                       Total          Principal

     (a)  Group One                                                                                    $0.00              $0.00

     (b)  Group Two                                                                                    $0.00              $0.00

     (c)  Series 1997-2                                                                                $0.00              $0.00

     (d)  Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses

                                                                                                                  Per $1,000 of
                                                                                                              Original Invested
                                                                                                       Total          Principal

     (a)  Group One                                                                                    $0.00              $0.00

     (b)  Group Two                                                                                    $0.00              $0.00

     (c)  Series 1997-2                                                                                $0.00              $0.00

     (d)  Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

12. Investor Monthly Servicing Fee Payable at the end of the Due Period

     (a)  Group One                                                                                              $23,977,209.44

     (b)  Group Two                                                                                               $4,250,000.00

     (c)  Series 1997-2                                                                                             $877,193.33

     (d)  Class A                                                                                                   $833,333.33

          Class B                                                                                                    $43,860.00

13. Class Available Subordinated Amount at the end of the Due Period

                                                                                                                As a Percentage
                                                                                                                     of Class A
                                                                                                       Total    Invested Amount

          Series 1997-2 Class B                                                               $47,368,440.00            9.4737%

14.  Total Available Credit Enhancement Amounts

                                                                                               Shared Amount     Class B Amount

     Maximum Amount                                                                                    $0.00     $21,052,640.00

     Available Amount                                                                                  $0.00     $21,052,640.00

     Amount of Drawings on Credit Enhancement
       for this Due Period                                                                             $0.00              $0.00

15.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding                                                  $19,619,869,946.98

                                                                                                                     Percentage
                                                                                                  Delinquent          of Ending
                                                                                                      Amount        Receivables
          Payment Status                                                                      Ending Balance        Outstanding

          30-59 days                                                                         $419,913,275.47              2.14%

          60-179 days                                                                        $911,502,585.27              4.65%


                                     U.S. BANK NATIONAL ASSOCIATION
                                     as Trustee


                                     BY: ____________________________
                                     Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1997-2 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of October 15, 1997 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1997-2 Master Trust Certificates for the Distribution Date occurring on April 15, 1998:

1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due Period
     is equal to                                                                                              $3,053,485,815.26

4.   The aggregate amount of Class A Principal Collections processed during the
     related Due Period is equal to                                                                              $69,368,893.68

5.   The aggregate amount of Class A Finance Charge Collections processed during
     the related Due Period is equal to                                                                           $8,189,646.03

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

6b. The aggregate amount of Class A Additional Funds for this Distribution date is equal to $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class A Cumulative Investor Charged-Off Amount is
          equal to                                                                                                        $0.00

     (c)  with respect to the Class A Investor Interest is equal to                                                       $0.00

8.   The sum of all amounts payable to the Class A Certificateholders on the
     current Distribution Date is equal to                                                                        $2,830,000.00

9.   The aggregate amount of Class B Principal Collections processed during the
     related Due Period is equal to                                                                               $3,550,376.45

10.  The aggregate amount of Class B Finance Charge Collections processed during
     the related Due Period is equal to                                                                             $419,155.11

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution date
     is equal to                                                                                                          $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class B Cumulative Investor Charged-Off Amount is
          equal to                                                                                                        $0.00

     (c)  with respect to the Class B Investor Interest is equal to                                                       $0.00

13.  The sum of all amounts payable to the Class B Certificateholders on the
     current Distribution Date is equal to                                                                          $133,498.88

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of April, 1998.



                               GREENWOOD TRUST COMPANY
                                    as Master Servicer

                               By:____________________________________
                               Vice President, Director of Accounting,
                               and Treasurer